EXHIBIT 99

                        Collateral Stratification Report
                                UBS 6988 AND 7195
((DEAL_NAME ss ('MALT03_5LOWWAC')) and (blank DEL_CODE)) or (CURR_PORT in 7195)
================================================================================


--------------------------------------------------------------------------------
Pool Summary                       COUNT                        UPB            %
--------------------------------------------------------------------------------
Conforming                          1445            $184,438,495.00      100.00%
--------------------------------------------------------------------------------
Total:                              1445            $184,438,495.00      100.00%
--------------------------------------------------------------------------------
Data as of Date:  2003-05-01
AVG UPB:  $127,639.10
GROSS WAC:  6.5838%
NET WAC:  6.334%
% SF/PUD:  63.29%
% FULL/ALT:  79.83%
% CASHOUT:  41.71%
% BUYDOWN:  0.00%
% LTV > 80 NO MI:  0.00%
WA LTV:  73.49%
% FICO > 679:  82.73%
% NO FICO:  0.27%
WA FICO:  722
% FIRST LIEN:  100.00%
% PREPAY PENALTY:  0.00%
CALIFORNIA %:  20.30%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                     COUNT               UPB        %     WA LTV
--------------------------------------------------------------------------------
$0.01 - $50,000.00                     136     $5,181,850.07    2.81%     77.92%
$50,000.01 - $100,000.00               530     40,023,486.71    21.70      75.21
$100,000.01 - $150,000.00              368     45,161,852.97    24.49      74.50
$150,000.01 - $200,000.00              194     33,769,884.66    18.31      74.03
$200,000.01 - $250,000.00               96     21,361,206.82    11.58      73.20
$250,000.01 - $300,000.00               55     14,904,877.55     8.08      74.50
$300,000.01 - $350,000.00               41     13,005,114.57     7.05      66.86
$350,000.01 - $400,000.00                6      2,306,439.50     1.25      79.22
$400,000.01 - $450,000.00               11      4,648,082.68     2.52      61.42
$450,000.01 - $500,000.00                5      2,365,779.53     1.28      61.91
$500,000.01 - $550,000.00                1        514,919.94     0.28      75.00
$550,000.01 - $600,000.00                1        576,000.00     0.31      64.00
$600,000.01 - $650,000.00                1        619,000.00     0.34      68.78
Total:                                1445   $184,438,495.00  100.00%      73.49
--------------------------------------------------------------------------------
Minimum: $15,800.00
Maximum: $619,000.00
Average: $127,666.29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                     COUNT                     UPB               %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                 1324         $145,498,281.23          78.89%
$250,000.01 - $300,000.00             55           14,904,877.55            8.08
$300,000.01 - $350,000.00             41           13,005,114.57            7.05
$350,000.01 - $400,000.00              6            2,306,439.50            1.25
$400,000.01 - $450,000.00             11            4,648,082.68            2.52
$450,000.01 - $500,000.00              5            2,365,779.53            1.28
$500,000.01 - $550,000.00              1              514,919.94            0.28
$550,000.01 - $600,000.00              1              576,000.00            0.31
$600,000.01 - $650,000.00              1              619,000.00            0.34
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: $15,800.00
Maximum: $619,000.00
Average: $127,639.10
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                UBS 6988 AND 7195
((DEAL_NAME ss ('MALT03_5LOWWAC')) and (blank DEL_CODE)) or (CURR_PORT in 7195)
================================================================================


--------------------------------------------------------------------------------
Gross Rate                         COUNT                     UPB               %
--------------------------------------------------------------------------------
4.876% - 5.000%                        1             $112,181.13           0.06%
5.251% - 5.375%                        3              532,203.13            0.29
5.376% - 5.500%                        4              682,140.45            0.37
5.501% - 5.625%                       11            2,381,519.14            1.29
5.626% - 5.750%                       28            5,683,997.70            3.08
5.751% - 5.875%                       62           11,624,312.80            6.30
5.876% - 6.000%                       63           11,463,212.52            6.22
6.001% - 6.125%                       47            8,321,933.03            4.51
6.376% - 6.500%                      388           50,396,445.00           27.32
6.501% - 6.625%                      146           17,987,902.00            9.75
6.626% - 6.750%                      232           27,728,978.07           15.03
6.751% - 6.875%                      149           17,352,085.00            9.41
6.876% - 7.000%                       68            7,660,628.00            4.15
7.001% - 7.125%                       24            2,576,972.03            1.40
7.126% - 7.250%                      105           10,258,059.00            5.56
7.251% - 7.375%                       22            2,263,104.00            1.23
7.376% - 7.500%                       40            3,383,421.00            1.83
7.501% - 7.625%                       19            1,766,792.00            0.96
7.626% - 7.750%                       17            1,247,208.00            0.68
7.751% - 7.875%                        6              369,230.00            0.20
7.876% - 8.000%                        2              149,937.00            0.08
8.001% - 8.125%                        3              202,500.00            0.11
8.251% - 8.375%                        1              108,000.00            0.06
8.376% - 8.500%                        1               61,200.00            0.03
8.501% - 8.625%                        2               85,024.00            0.05
8.626% - 8.750%                        1               39,510.00            0.02
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 8.750%
Weighted Average: 6.584%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                           COUNT                     UPB               %
--------------------------------------------------------------------------------
4.501% - 4.750%                        1             $112,181.13           0.06%
5.001% - 5.250%                        7            1,214,343.58            0.66
5.251% - 5.500%                       39            8,065,516.84            4.37
5.501% - 5.750%                      125           23,087,525.32           12.52
5.751% - 6.000%                       47            8,321,933.03            4.51
6.001% - 6.250%                      388           50,396,445.00           27.32
6.251% - 6.500%                      378           45,716,880.07           24.79
6.501% - 6.750%                      217           25,012,713.00           13.56
6.751% - 7.000%                      129           12,835,031.03            6.96
7.001% - 7.250%                       62            5,646,525.00            3.06
7.251% - 7.500%                       36            3,014,000.00            1.63
7.501% - 7.750%                        8              519,167.00            0.28
7.751% - 8.000%                        3              202,500.00            0.11
8.001% - 8.250%                        2              169,200.00            0.09
8.251% - 8.500%                        3              124,534.00            0.07
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 8.500%
Weighted Average: 6.334%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                UBS 6988 AND 7195
((DEAL_NAME ss ('MALT03_5LOWWAC')) and (blank DEL_CODE)) or (CURR_PORT in 7195)
================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity          COUNT                     UPB               %
--------------------------------------------------------------------------------
181 - 240                              9           $1,177,093.27           0.64%
241 - 300                             15            1,813,363.81            0.98
301 - 359                              6              670,000.00            0.36
360 - 360                           1415          180,778,037.92           98.02
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity  COUNT                     UPB               %
--------------------------------------------------------------------------------
181 - 240                              9           $1,177,093.27           0.64%
241 - 300                             15            1,813,363.81            0.98
301 - 359                           1292          162,059,735.63           87.87
360 - 360                            129           19,388,302.29           10.51
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 239
Maximum: 360
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                          COUNT                     UPB               %
--------------------------------------------------------------------------------
<= 0                                 137          $20,272,608.29          10.99%
1 - 1                                612           76,583,086.61           41.52
2 - 2                                214           24,284,543.83           13.17
3 - 3                                138           17,650,794.04            9.57
4 - 4                                106           12,849,841.73            6.97
5 - 5                                 68            9,632,976.50            5.22
6 - 6                                 30            3,935,507.00            2.13
7 - 12                               140           19,229,137.00           10.43
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 11
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                UBS 6988 AND 7195
((DEAL_NAME ss ('MALT03_5LOWWAC')) and (blank DEL_CODE)) or (CURR_PORT in 7195)
================================================================================


--------------------------------------------------------------------------------
FICO Scores                        COUNT                     UPB               %
--------------------------------------------------------------------------------
0 - 0                                  5             $492,389.89           0.27%
500 - 509                              1               64,032.00            0.03
540 - 549                              1              322,700.00            0.17
550 - 559                              1               63,669.00            0.03
560 - 569                              1              214,600.00            0.12
570 - 579                              3              415,600.00            0.23
580 - 589                              1              161,000.00            0.09
590 - 599                              1              119,750.00            0.06
600 - 609                              4              369,168.00            0.20
610 - 619                             10            1,350,503.00            0.73
620 - 629                             15            1,295,345.00            0.70
630 - 639                             23            2,159,200.00            1.17
640 - 649                             36            3,752,653.00            2.03
650 - 659                             49            5,763,097.14            3.12
660 - 669                             59            6,362,347.06            3.45
670 - 679                             75            8,951,253.34            4.85
680 - 689                            116           14,653,083.41            7.94
690 - 699                            109           13,179,676.51            7.15
700 - 709                            105           13,342,563.42            7.23
710 - 719                            114           15,583,208.16            8.45
720 - 729                            104           11,721,135.41            6.36
730 - 739                             90           12,634,788.58            6.85
740 - 749                             88           11,208,043.45            6.08
750 - 759                             96           13,298,032.33            7.21
760 - 769                            117           16,510,310.43            8.95
770 - 779                             87           12,242,499.34            6.64
780 - 789                             71           10,518,037.92            5.70
790 - 799                             42            5,513,077.67            2.99
800 - 809                             15            1,428,370.00            0.77
810 - 819                              6              748,360.94            0.41
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 815
Weighted Average: 722
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                COUNT                     UPB              %
--------------------------------------------------------------------------------
10.01% - 15.00%                        1              $55,000.00           0.03%
15.01% - 20.00%                        2              319,065.00            0.17
20.01% - 25.00%                        3              314,686.59            0.17
25.01% - 30.00%                       11            1,493,995.11            0.81
30.01% - 35.00%                        9              807,532.42            0.44
35.01% - 40.00%                       19            2,073,493.68            1.12
40.01% - 45.00%                       19            3,761,876.10            2.04
45.01% - 50.00%                       26            3,358,413.00            1.82
50.01% - 55.00%                       45            7,129,300.64            3.87
55.01% - 60.00%                       45            6,674,230.33            3.62
60.01% - 65.00%                       46            6,899,716.66            3.74
65.01% - 70.00%                      152           22,466,948.66           12.18
70.01% - 75.00%                      253           35,136,408.50           19.05
75.01% - 80.00%                      524           63,947,728.02           34.67
80.01% - 85.00%                       45            4,940,634.03            2.68
85.01% - 90.00%                      243           24,650,121.36           13.36
95.01% - 100.00%                       2              409,344.90            0.22
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 10.48%
Maximum: 97.00%
Weighted Average: 73.49%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                UBS 6988 AND 7195
((DEAL_NAME ss ('MALT03_5LOWWAC')) and (blank DEL_CODE)) or (CURR_PORT in 7195)
================================================================================


--------------------------------------------------------------------------------
Comb Loan To Value Ratio           COUNT                     UPB               %
--------------------------------------------------------------------------------
<=0.00%                             1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 0.00%
Weighted Average: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                COUNT                     UPB               %
--------------------------------------------------------------------------------
<= 0.000%                           1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 0.00%
Weighted Average: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                                                     Page 5 of 8

                        Collateral Stratification Report
                                UBS 6988 AND 7195
((DEAL_NAME ss ('MALT03_5LOWWAC')) and (blank DEL_CODE)) or (CURR_PORT in 7195)
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration           COUNT                     UPB               %
--------------------------------------------------------------------------------
California                           217          $37,440,357.91          20.30%
Hawaii                                41           10,332,563.27            5.60
Minnesota                             72           10,178,731.59            5.52
Florida                               76            8,268,817.68            4.48
Texas                                 84            8,034,150.03            4.36
New York                              45            7,997,250.64            4.34
New Jersey                            53            7,889,811.11            4.28
Virginia                              59            7,245,797.31            3.93
Colorado                              52            6,873,229.00            3.73
Washington                            42            6,147,345.21            3.33
Massachusetts                         30            5,670,516.05            3.07
Arizona                               64            5,580,815.68            3.03
Ohio                                  54            5,436,155.46            2.95
Maryland                              43            5,434,325.73            2.95
Illinois                              39            4,887,906.43            2.65
Nevada                                37            4,540,958.04            2.46
Missouri                              43            4,177,174.06            2.26
Georgia                               41            4,024,047.88            2.18
Oregon                                25            3,633,033.00            1.97
Wisconsin                             28            2,781,946.64            1.51
Pennsylvania                          36            2,606,905.51            1.41
North Carolina                        18            1,899,049.62            1.03
Michigan                              22            1,810,520.00            0.98
Indiana                               22            1,660,666.81            0.90
New Mexico                            17            1,564,212.84            0.85
Louisiana                             13            1,379,070.44            0.75
Rhode Island                           8            1,351,997.00            0.73
Nebraska                              12            1,288,455.81            0.70
Utah                                  10            1,248,353.06            0.68
Tennessee                             14            1,241,568.00            0.67
Kansas                                18            1,207,433.76            0.65
Kentucky                              13            1,204,616.00            0.65
Idaho                                 11            1,096,420.00            0.59
Delaware                               8            1,088,316.00            0.59
South Carolina                        11              945,023.00            0.51
District of Columbia                   7              932,712.00            0.51
Wyoming                                9              724,963.33            0.39
New Hampshire                          5              672,821.73            0.36
Montana                                7              602,580.00            0.33
Iowa                                   6              472,402.84            0.26
Arkansas                               6              443,730.53            0.24
Connecticut                            5              428,700.00            0.23
South Dakota                           6              417,150.00            0.23
Alabama                                4              348,650.00            0.19
Vermont                                2              324,750.00            0.18
Alaska                                 2              283,900.00            0.15
Maine                                  2              248,774.00            0.13
Oklahoma                               3              212,900.00            0.12
Mississippi                            1               63,000.00            0.03
West Virginia                          1               51,600.00            0.03
North Dakota                           1               42,320.00            0.02
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                     COUNT                     UPB               %
--------------------------------------------------------------------------------
North CA                              92          $16,155,427.65           8.76%
South CA                             125           21,284,930.26           11.54
States Not CA                       1228          146,998,137.09           79.70
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                UBS 6988 AND 7195
((DEAL_NAME ss ('MALT03_5LOWWAC')) and (blank DEL_CODE)) or (CURR_PORT in 7195)
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration             COUNT                     UPB               %
--------------------------------------------------------------------------------
96740                                  4             $967,263.97           0.52%
55372                                  5              897,672.87            0.49
92627                                  2              881,000.00            0.48
21230                                  6              849,596.00            0.46
98390                                  5              830,950.00            0.45
Other                               1423          180,012,012.16           97.60
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                       COUNT                     UPB               %
--------------------------------------------------------------------------------
Cash Out Refi                        569          $76,930,909.94          41.71%
Purchase                             532           60,644,962.07           32.88
Rate/Term Refi                       344           46,862,622.99           25.41
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                      COUNT                     UPB               %
--------------------------------------------------------------------------------
Full                                 626          $74,026,461.53          40.14%
Alt                                  626           73,201,854.10           39.69
No Doc                                93           17,447,096.24            9.46
Limited                               61           11,717,283.31            6.35
No Income, No Asset                   39            8,045,799.82            4.36
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                      COUNT                     UPB               %
--------------------------------------------------------------------------------
1-Family                             978         $116,729,583.55          63.29%
2-Family                             197           25,797,268.89           13.99
Low-rise Condo                       107           12,627,414.00            6.85
4-Family                              58           11,602,026.20            6.29
3-Family                              43            8,564,149.94            4.64
Condo                                 30            5,576,092.42            3.02
Town House                            18            2,267,750.00            1.23
High-rise Condo                        9              980,560.00            0.53
Mfctrd Housing                         5              293,650.00            0.16
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                          COUNT                     UPB               %
--------------------------------------------------------------------------------
Investor                            1241         $145,565,519.91          78.92%
Primary                              192           36,725,441.37           19.91
Secondary                             12            2,147,533.72            1.16
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                 COUNT                     UPB               %
--------------------------------------------------------------------------------
N                                   1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                       COUNT                     UPB               %
--------------------------------------------------------------------------------
No                                  1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                UBS 6988 AND 7195
((DEAL_NAME ss ('MALT03_5LOWWAC')) and (blank DEL_CODE)) or (CURR_PORT in 7195)
================================================================================


--------------------------------------------------------------------------------
Mortgage Ins.                      COUNT                     UPB               %
--------------------------------------------------------------------------------
Amerin - Borrower Paid                49           $4,734,396.00           2.57%
Curr LTV < 80%                      1155          154,438,394.71           83.73
GEMIC                                 63            7,103,355.00            3.85
MGIC                                  18            1,908,563.75            1.03
PMI EXISTS (Unknown Co)               16            1,785,570.00            0.97
PMI Mortgage Insurance                38            4,103,540.05            2.22
Radian                                 6            1,459,765.49            0.79
Republic Mortgage                     24            2,281,179.00            1.24
Triad Guaranty Insurance              32            2,838,852.00            1.54
United Guaranty                       44            3,784,879.00            2.05
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Relocation Flag                    COUNT                     UPB               %
--------------------------------------------------------------------------------
N                                   1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                         COUNT                     UPB               %
--------------------------------------------------------------------------------
Washington Mutual                    219          $40,801,499.90          22.12%
Wells Fargo Bank                    1226          143,636,995.10           77.88
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
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--------------------------------------------------------------------------------
Servicer                           COUNT                     UPB               %
--------------------------------------------------------------------------------
Wells Fargo Bank                    1226         $143,636,995.10          77.88%
Washington Mutual                    219           40,801,499.90           22.12
--------------------------------------------------------------------------------
Total:                              1445         $184,438,495.00         100.00%
--------------------------------------------------------------------------------


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The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
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